Taxation	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Taxation
14. Taxation

The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2020 £m	2019 £m	2018 £m
UK current year charge	30	149	234
Rest of World current year charge	1,177	1,407	1,426
Charge/(credit) in respect of prior periods	66	(420)	(492)

Current taxation	1,273	1,136	1,168
Deferred taxation	(693)	(183)	(414)

	580	953	754

In 2020, GSK made payments of £235 million in UK corporation tax to HMRC. These amounts are for UK corporation tax only, and do not include the various other business taxes borne in the UK by GSK each year.
The deferred tax credit in 2020 reflected the origination of current year expenses where offset against taxable profits in future periods is probable. This relates primarily to the unwind of deferred tax liabilities on intangible assets, the recognition of current year tax losses and the reversal of other temporary differences. In 2018, this also included an uplift in the tax carrying value of certain Consumer Healthcare brands as a result of the acquisition of Novartis’ interest in the former Consumer Healthcare joint venture.

Significant prior year credits in 2019 and 2018 reflected the impact of the settlement of a number of open issues with tax authorities in each period.
The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2020 £m	2020%	2019 £m	2019%	2018 £m	2018%
Profit before tax	6,968		6,221		4,800
UK statutory rate of taxation	1,324	19.0	1,182	19.0	912	19.0
Differences in overseas taxation rates	552	7.9	667	10.7	635	13.2
Benefit of intellectual property incentives	(586)	(8.4)	(691)	(11.1)	(482)	(10.0)
R&D credits	(105)	(1.5)	(119)	(1.9)	(73)	(1.5)
Fair value remeasurement of non-taxable put options	(3)	(0.0)	(45)	(0.7)	221	4.6
Tax losses where no benefit is recognised	18	0.3	15	0.2	24	0.5
Permanent differences on disposals and acquisitions	(338)	(4.9)	68	1.1	(7)	(0.1)
Other permanent differences	98	1.4	119	1.9	53	1.1
Re-assessments of prior year estimates	(228)	(3.3)	(364)	(5.9)	(436)	(9.1)
Changes in tax rates	(152)	(2.2)	121	2.0	(93)	(1.9)

Tax charge/tax rate	580	8.3	953	15.3	754	15.7

GSK has a substantial business presence in many countries around the globe. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2020 were the US, Belgium, Germany, India and Japan. The adverse impact was partly offset by the benefit of intellectual property incentives such as the UK Patent Box and Belgian Patent Income Deduction regimes, which provide a reduced rate of corporation tax on profits earned from qualifying patents. We claim these incentives in the manner intended by the relevant statutory or regulatory framework.
In 2020, ‘Changes in tax rates’ included credits in relation to the UK, where a reduction in the corporation tax rate from 19% to 17% was cancelled, and India, where the tax treatment of dividends changed with effect from 1 April 2020. The UK credit in 2020 partly reversed the expense in 2019 where a future benefit was provided at the formerly enacted corporation tax rate of 17%. Permanent differences on disposals and acquisitions in 2020 reflects the tax impact of the disposal of Horlicks and other Consumer Healthcare brands to Unilever and subsequent disposal of shares received in Hindustan Unilever.
The Group’s 2020 tax rate of 8.3% has also been influenced by the reassessment of open issues with tax authorities in various jurisdictions. The re-assessment
of prior year estimates includes both current and deferred tax.
Future tax charges, and therefore our effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of R&D activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.

Tax on items charged to equity and statement of comprehensive income	2020 £m	2019 £m	2018 £m
Current taxation
Share-based payments	(14)	1	—
Defined benefit plans	(18)	16	(2)
Fair value movements on cash flow hedges	12	—	—
Fair value movements on equity investments	89	—	—

	69	17	(2)

Deferred taxation
Share-based payments	18	18	2
Defined benefit plans	(51)	173	(144)
Fair value movements on cash flow hedges	6	16	(2)
Fair value movements on equity investments	131	(95)	10

	104	112	(134)

Total credit/(charge) to equity and statement of comprehensive income	173	129	(136)

All of the above items have been charged to the statement of comprehensive income except for tax on share-based payments.
Issues relating to taxation
The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets.
In line with current OECD guidelines we base our transfer pricing policy on the ‘arm’s length’ principle. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.
The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2020 the Group had recognised provisions of £856 million in respect of such uncertain tax positions (2019 – £933 million). The decrease in recognised provisions during 2020 was driven by the reassessment of estimates and the utilisation of provisions for uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to believe that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities.
A provision for deferred tax liabilities of £150 million as at 31 December 2020 (2019 – £198 million) has been made in respect of taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £17 billion (2019 – £19 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £974 million (2019 – £326 million) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.
Continued focus on tax reform is expected in 2021 and future years driven by the OECD’s project to address the tax challenges arising from the digitalisation of the economy. This may result in significant changes to established tax principles and an increase in tax authority disputes. In turn, this could adversely affect GSK’s effective tax rate or could result in higher cash tax liabilities.

Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total £m
At 1 January 2019	(295)	(959)	834	1,029	694	447	71	950	2,771
Exchange adjustments	17	88	—	(8)	(40)	(8)	(1)	55	103
Credit/(charge) to income statement	35	(204)	(77)	59	9	225	(7)	143	183
Credit/(charge) to statement of comprehensive income and equity	—	—	—	—	186	—	18	(92)	112
Acquisitions and disposals	1	(3,117)	—	40	15	278	—	(60)	(2,843)
R&D credits utilisation	—	—	—	—	—	—	—	(40)	(40)

At 31 December 2019	(242)	(4,192)	757	1,120	864	942	81	956	286
Exchange adjustments	(9)	41	—	(29)	4	(2)	(3)	(57)	(55)
(Charge)/credit to income statement	(45)	194	86	(67)	(44)	120	(5)	454	693
Credit/(charge) to statement of comprehensive income and equity	—	—	—	—	50	—	(13)	(141)	(104)
Acquisitions and disposals	—	(25)	—	—	—	—	—	—	(25)
R&D credits utilisation	—	—	—	—	—	—	—	(108)	(108)

At 31 December 2020	(296)	(3,982)	843	1,024	874	1,060	60	1,104	687

Deferred tax liabilities provided in relation to intangible assets predominately relate to temporary differences arising on assets and liabilities acquired as part of historic business combinations. Acquisitions and disposals in 2019 includes deferred tax liabilities of £2,591 million related to the Pfizer consumer healthcare business acquisition and £252 million related to the Tesaro acquisition.
A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.
The deferred tax asset of £1,060 million (2019 – £942 million) recognised on tax losses relates to trading losses. Such deferred tax assets are only recognised where it is probable that future taxable profit will be available to utilise losses, as supported by product level forecasts. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis. Deferred tax asset and liabilities are recognised on the balance sheet as follows:

	2020 £m	2019 £m
Deferred tax assets	4,287	4,096
Deferred tax liabilities	(3,600)	(3,810)

	687	286

	2020		2019
Unrecognised tax losses	Tax losses £m	Unrecognised deferred tax asset £m	Tax losses £m	Unrecognised deferred tax asset £m
Trading losses expiring:
Within 10 years	962	181	556	117
More than 10 years	414	51	838	108
Available indefinitely	265	47	159	27

At 31 December	1,641	279	1,553	252

Capital losses expiring:
Available indefinitely	2,287	419	2,148	355

At 31 December	2,287	419	2,148	355